UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2010

Symantec Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Symantec Corporation (the “Company”) approved an amendment to Company’s 2004 Equity Incentive Plan, as amended (the “EIP”) and an amendment to the Company’s 2008 Employee Stock Purchase Plan (the “ESPP”) at the Annual Meeting of Stockholders of the Company held on September 20, 2010 (the “Annual Meeting”). The Board of Directors of the Company approved the amendments to the EIP and ESPP on May 4, 2010, subject to stockholder approval at the Annual Meeting. Accordingly, the EIP and ESPP amendments became effective upon stockholder approval at the Annual Meeting. The Company’s named executive officers may participate in each of these plans.

As a result of stockholder approval of an amendment to the Company’s EIP at the Annual Meeting, the EIP was amended to increase the number of authorized shares of the Company’s common stock issuable thereunder by 55,000,000 shares. In addition, as a result of stockholder approval of an amendment to the Company’s ESPP at the Annual Meeting, the ESPP was amended to increase the number of authorized shares of the Company’s common stock issuable thereunder by 20,000,000 shares.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Symantec’s 2010 Annual Meeting of Stockholders was held on September 20, 2010. Set forth below are the matters the stockholders voted on and the final voting results.

1.	Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen M. Bennett	586,742,823	11,454,376	4,098,595	75,267,436
Michael A. Brown	567,239,093	30,948,855	4,107,846	75,267,436
William T. Coleman III	573,466,384	24,709,065	4,120,345	75,267,436
Frank E. Dangeard	572,140,921	26,042,743	4,112,130	75,267,436
Geraldine B. Laybourne	568,013,254	30,191,723	4,090,817	75,267,436
David L. Mahoney	568,273,779	29,912,574	4,109,441	75,267,436
Robert S. Miller	545,683,755	52,504,529	4,107,510	75,267,436
Enrique Salem	569,461,379	30,721,571	2,112,844	75,267,436
Daniel H. Schulman	583,998,945	14,192,304	4,104,545	75,267,436
John W. Thompson	537,139,776	63,030,455	2,125,563	75,267,436
V. Paul Unruh	571,958,530	26,232,929	4,104,335	75,267,436

2.	Ratification of the appointment of KPMG LLP as Symantec’s independent registered public accounting firm for the 2011 fiscal year:

Votes For	Votes Against	Abstentions	Broker Non-Votes
668,927,505	8,236,435	399,290	0

3.	Approval of an amendment to Symantec’s 2004 Equity Incentive Plan, as amended, to increase the number of authorized shares issuable thereunder by 55,000,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
516,863,486	84,350,568	1,081,740	75,267,436

4.	Approval of an amendment to Symantec’s 2008 Employee Stock Purchase Plan to increase the number of authorized shares issuable thereunder by 20,000,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
581,521,629	20,362,311	411,854	75,267,436

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION

Dated: September 23, 2010	By:	/S/ SCOTT C. TAYLOR
	Name:	Scott C. Taylor
	Title:	Executive Vice President, General Counsel and Secretary